UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 23, 2017

SMSA CRANE ACQUISTION CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-53800	27-0984742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1172 South Dixie Highway, Suite 335, Coral Gables, FL 33146

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (787) 685-5046

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01

Changes in Registrant’s Certifying Accountant

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On May 23, 2017, SMSA Crane Acquisition Corp. (the “Company”) dismissed SALBERG & COMPANY, P.A. (“SC”) as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s sole director.

SC’s reports on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit opinion contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through May 23, 2017, SC’s date of dismissal, there were: (i) no disagreements between the Company and SC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of SC, would have caused SC to make reference to the subject matter of the disagreement(s) in their report; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company provided SC with a copy of the above disclosure prior to its filing with the SEC and requested that SC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not SC agrees with the above disclosure, and if not, stating the aspects with which SC does not agree. A copy of the letter provided by SC is attached to this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On May 23, 2017, the Company, engaged Heaton & Company, PLLC (“Heaton PLLC”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through May 23, 2017, Heaton PLLC’s date of engagement, neither the Company nor anyone acting on its behalf consulted Heaton PLLC with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Heaton PLLC to the Company that Heaton PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

16.1	Letter from SALBERG & COMPANY, P.A. addressed to the Securities and Exchange Commission, dated May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA Crane Acquisition Corp.

Date: May 23, 2017	By:	/s/ Carmen Bigles
	Name:	Carmen Bigles
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter from SALBERG & COMPANY, P.A. addressed to the Securities and Exchange Commission, dated May 23, 2017.